UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

Tularik Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28397	94-3248800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Veterans Boulevard, South San Francisco CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 825-7000

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On January 29, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the year ended December 31, 2003.

A copy of the Registrant’s press release dated January 29, 2004 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Tularik Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TULARIK INC.

/s/ William J. Rieflin
Date: January 29, 2004	William J. Rieflin
Executive Vice President, Administration
Acting Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “Tularik Reports Full Year 2003 Financial Results,” dated January 29, 2004 (furnished and not filed herewith solely pursuant to Item 12).